Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Gestetnertec Ltd. [Member]
$ in Thousands
Jul. 09, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 12,746
Short-term bank credit	(10,598)
Non-controlling interest	(135)
Liability to acquire non-controlling interests (put option)	(17,781)
Intangible assets, net	16,337
Deferred taxes	(4,021)
Goodwill	12,621
Total assets acquired net of acquired cash	$ 9,169